UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 15, 2020
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

In September 2015, Encore Capital Group, Inc. (the “Company”) entered into a consent order (the “2015 Consent Order”) with the Consumer Financial Protection Bureau (the “CFPB”) in which the Company settled allegations arising from its practices between 2011 and 2015. On September 8, 2020, a suit captioned Bureau of Consumer Financial Protection v. Encore Capital Group, Inc. et al. was filed in the United States District Court for the Southern District of California. In the suit, the CFPB alleged that the Company did not perfectly adhere to certain operational provisions of the 2015 Consent Order, leading to alleged violations of federal consumer financial law. The Company believes the CFPB’s allegations are without merit.

On October 15, 2020, the parties entered into a stipulated judgment (“Stipulated Judgment”) to resolve the lawsuit. The Stipulated Judgment includes obligations on the Company to, among other things: (1) continue to follow a narrow subset of the operational requirements contained in the 2015 Consent Order, all of which have long been part of the Company’s routine practices; (2) pay a $15.0 million civil monetary penalty; and (3) provide redress to 14 affected consumers which, in the aggregate, totals approximately $9,000. Under the Stipulated Judgment, the Company neither admits nor denies the allegations in the CFPB’s suit. Moreover, as part of the resolution, the CFPB agreed to formally terminate the 2015 Consent Order.

The Company will take a one-time, after-tax charge of $15.0 million for the third quarter of 2020.

On October 15, 2020, the Company issued a press release announcing the Stipulated Judgement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 15, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	October 15, 2020	/s/ Gregory Call
Gregory Call
Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 15, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)